Exhibit 99.1

SM
®
Oppenheimer 4th Annual Mid and Small Cap
Conference
November 18, 2008

Forward-looking
statements
❑ This presentation and our discussion contain forward-
 looking information and statements including, but not
 limited to, such matters as business strategies, market
 trends, future financial performance, and other matters
 which inherently involve risks and uncertainties which could cause actual results to differ from those projected or
 implied in the forward-looking statements. Please refer to
 the Company’s SEC filings including its most recent Annual
 Report on Form 10-K for risk factors which could cause
 actual performance to differ from these forward-looking
 statements.

®
SM
Who We Are
Two Ongoing Operating Segments
 The PMA Insurance Group
 ❑ Solid presence in workers’ compensation market
 ❑ Disciplined underwriting standards
 ❑ Superior long-term client relationships
 ❑ Statutory capital of $336 million
 Fee-based Business
 ❑ Includes combined operating results of PMA Management Corp., PMA
 Management Corp. of New England and Midlands Management
 Corporation
 ❑ Acquisition of Midlands in October 2007 provides expanded fee-
 based services and customer base
 ❑ In June 2008, acquired a workers’ compensation TPA in Connecticut, a market we previously had little penetration
 Run-off Operations- Sale agreement executed in 2008, pending state approval

Where We Write Insurance Business

PMACapital

Top 5 states account for 70% of premiums
Top 10 states account for 87% of premiums

____________________
* Based on direct premiums written, excludes fronting premiums.
MI
FL
DE
MD
KY
ME
NY
PA
VT
NH
MA
RI
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
MS
WI
NJ
GA
NM
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
AR
LA
MO
IA
MN
PA
36%
NY
10%
NJ
12%
MD
6%
VA
4%
FL
6%
NC
4%
GA
3%
TN
3%
DE
3%
®
SM

Strong, Growing Regional Operating Presence

PMACapital

PMA full service offices
Midlands' offices

MI
FL
DE
MD
KY
ME
NY
PA
VT
NH
MA
RI
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
MS
WI
NJ
GA
NM
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
AR
LA
MO
IA
MN
®
SM
PMA has 50 state writing and servicing capabilities

®
SM
Highlights
❑  2008 Focus:
 ▪ Profitable, measured growth at Primary
 Insurance Operations
 ▪ High client retention and expansion of Fee-
 based Business opportunities, as demonstrated
 by high rate of organic growth and June 2008
 acquisition
 ▪ Assist with regulatory review process in order
 to obtain approval to close on sale of Run-off
 Operations

($ millions, except per share)	2008	2007
Direct premiums written	$387.7	$418.3
Net premiums earned	286.5	284.6
Fee-based revenues	50.1	22.8
Operating income from continuing operations	18.0	11.6
Loss from discontinued operations	(4.9)	(16.5)
After Tax Capital Gains (Losses)	(3.2)	-
Net Income (Loss)	$9.8	$(5.0)
Earnings per share from continuing operations	$.46	$.35
Loss per share from discontinued operations	(.15)	(.50)
Earnings (Loss) per share	$.31	$(.15)
®
SM
Consolidated
Year to Date 9/30 Results

®
SM
Consolidated
Nine Month Results
❑ Improved underwriting results at The PMA
 Insurance Group (combined ratio 96.5% vs.
 99.0% in 2007)
❑ Pre-tax operating income increased by 26% at
 The PMA Insurance Group, compared to first nine
 months of 2007
❑ Fee-based revenues increased $27.3 million to
 $50.1 million due to acquisition of Midlands and
 organic growth at PMA Management Corp.

The PMA Insurance Group

Business Overview
❑ Specializes in workers’ compensation and other
 commercial lines
❑ Focus on mid-size to large accounts
 ▪ Commercial Markets
 ▪ Risk Management Services
 ▪ Specialty Markets
❑ Reputation for excellent customer service and
 execution

30%
25%
20%
15%
10%
5%
0%

	Construct.	Mfg.	Healthcare	Other Svs.	Rtl.& Wholesale Trade	Finance, Ins. & Real Estate	Trans.	Other	Public Admin.
Dec-97	28.6%	17.8%	9.0%	12.0%	14.6%	3.1%	6.0%	6.2%	2.7%
Dec-05	5.0%	25.9%	13.8%	18.8%	24.1%	5.5%	3.5%	2.0%	1.4%
Dec-06	5.6%	24.2%	15.7%	18.9%	23.6%	5.4%	4.1%	1.0%	1.5%
Dec-07	6.0%	23.3%	15.9%	20.1%	22.4%	5.4%	3.9%	1.5%	1.5%

Premium Distribution by Class
All Lines Combined*
* Excluding Fronting Premiums

9%
19%
19%
36%
17%
Direct
National Brokers
Regional Brokers
Local Brokers
Bank Owned & Other

9%
18%
24%
33%
16%
Direct
National Brokers
Regional Brokers
Local Brokers
Bank Owned & Other

Diversified Distribution Channels
Premium Profile by Source*
FY 2007
Q3 2008
* Excluding Fronting Premiums

120.0%
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
$600
$400
$200
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Gross Written Premium
Industry
The PMA Insurance Group

Source: AM Best
Proven Platform
❑ Disciplined underwriting -> Consistent operating returns
❑ The PMA Insurance Group - Workers’ Compensation
 Estimated Undiscounted Accident Year Net Loss and LAE
 Ratio (2003 adjusted for retro premium)

Maintain Competitive Advantage
in Workers’ Compensation Line
❑ Long-term strategy of Insurance Group is to write workers
 compensation business at a combined ratio of 100% through
 underwriting cycle
 ❑ September year to date 2008 combined ratio of 96.5%, 2007 full year combined ratio was 99.7%
❑ Measured steps to improve expense ratio, while maintaining service levels to customers
 ❑ Expense target is currently to maintain controllable expense growth less than half the rate of direct premium growth
❑ Claims Strategic Alliances assist in managing loss costs
 ▪ Medical networks
 ▪ Bill review
 ▪ Catastrophic claims

Managing the Loss and
LAE Ratio
❑ Pricing changes, coupled with payroll inflation for rate sensitive workers’ compensation business were below overall estimated loss trends
❑ Diversification among classes of business insured
❑ Loss containment protection in loss sensitive business (about 40-
 45% of our business) reduce risk to Company
❑ Outcome focused claims philosophy
 ▪ Full integration of nurse professionals in claims process
 ▪ In-house counsel in select jurisdictions

Managing the Loss and
LAE Ratio (cont.)
❑ Strategic alliances:
 ▪ Coventry: preferred provider network; out of network
 bill review
 ▪ QualCare: preferred provider network in NJ
 ▪ MedRisk: physical therapy provider
 ▪ Corporate Systems: detailed medical bill review
 ▪ TMESYS: retail pharmacy program
 ▪ Paradigm: catastrophic claim management
 ▪ Computer Sciences Corporation: legal bill review

PMACapital

PMA®
Management Corp.

THE MIDLANDS COMPANIES

PMA®
Management Corp.
of New England

Fee-based Business

❑ In fourth quarter of 2007, began reporting Fee-based Business results as a separate operating segment
❑ PMA Management Corp.
 ▪ Third-Party Administrator (TPA) producing fee-based revenues
 ▪ Focus on workers’ compensation & risk management services
 ▪ Business shares IT infrastructure with PMA Insurance Group
❑ Midlands Management Corporation
 ▪ Acquired October 1, 2007
 ▪ Oklahoma City-based managing general agent (MGA), program administrator and provider of TPA services
 ▪ Little overlap with PMA Management Corp.
❑ In June 2008, acquired PMA Management Corp. of New England
 (formerly Webster Risk Services)
❑ Revenues and margins from our fee-based businesses are less volatile than insurance underwriting

PMA Management Corp.
❑ Broad service capabilities:
 ▪ Claims administration/TPA
 ▪ Managed care
 ▪ Disability management
 ▪ Risk control
❑ Solid portfolio of managed care strategic alliances
 that leverage combined purchasing power with
 insurance operations
❑ Three-year business retention of over 90%
❑ Revenue CAGR of over 16% since 2001 - continue
 to see organic growth opportunities

Midlands Management
Corporation
❑ Acquired October 1, 2007- Initial cash paid of $19.8 million
 ▪ Ultimate price, which is based on EBITDA growth levels
 over next four years, could range from $22.8 million
 (6.9x EBITDA) to $44.5 million (4.8x EBITDA)
❑ Overview of Midlands
 ▪ Very strong name recognition and brand equity
 ▪ TPA specializes in casualty claims adjusting
 ▪ Managing general agency places excess workers’
 compensation
 ▪ Revenues in 2007 of $28 million
 ▪ Will continue to operate in current markets with existing management and will maintain its brand identity and
 strong service culture

PMA Management Corp.
of New England
❑ Connecticut-based TPA, formerly Webster Risk
 Services
❑ Purchase price of $7.3 million, closing adjustments
 reduced cash transferred to $5.9 million
❑ Specializes in providing workers’ compensation
 and risk management services to health care
 systems and public entities
❑ Very little geographical overlap - expect to grow
 New England annual revenue base of $6 million
❑ On an annual basis, expect to add 2 cents to
 earnings- excludes any potential cross-selling

SM
®
Holding Company Review

$ millions	9/30/08	12/31/07

Shareholders' Equity (Including SFAS #115)	$358.0	$378.6

Shareholders' Equity (Excluding SFAS #115)	$380.1	$374.6

Debt	$129.4	$131.3

Debt to Capital (Including SFAS #115)	27%	26%
Capitalization

$ millions	9/30/08

Trust Preferred and Surplus Notes, Mature 2033-37	$ 74.4
Monthly Senior Notes, Matures 2018	54.9
Other	.1
Total	$ 129.4
Debt Structure

Invested Assets

High-Quality, Liquid Investment Portfolio

PMACapital

4%
6%
10%
27%
53%
Government
MBS/ABS
Corporate
Short-term
Taxable Munis

®
SM
Total = $823 million
(excludes cash)
September 30, 2008
Asset Type
 ■ Conservative investment
 posture
 ■ No wrapped ABS CDO
 exposures
 ■ No derivatives
 ■ No equity exposure
 ■ Pre-tax net unrealized loss
 of $33 million at
 September 30, 2008
 ■ Outside professional
 manager

High-Quality, Liquid Investment Portfolio

PMACapital

6%
62%
13%
14%
4%
1%
Government
AAA
AA
A
BBB
BB

®
SM
Total = $735 million
(excludes short-term investments and cash)
September 30, 2008
Asset Quality
 ■ AA+ average credit quality
 ■ 68% AAA Rated or
 Government bonds
 ■ 2% held in Alternative A/
 Subprime loans - average
 credit quality of AAA with no
 OTTI
 ■ 4% held in credit-enhanced
 securities with average credit
 quality of AA- and imputed
 credit quality of A
 ■ Portfolio duration - 3.6 years
 ■ Current portfolio book yield -
 5.3%

®
SM
☐Pre-tax other than temporary impairment (OTTI) charges of $8.2 million and $913,000 taken through realized losses on holdings in Lehman senior debt and Fannie Mae preferred stock, respectively; collectively approx 1% of the investment portfolio. There were no other OTTI losses during the nine month period ending September 30, 2008
☐No holdings in AIG or WaMu
☐Alt A and Subprime portfolio, with a $17.9 million amortized book value, continues to pay down; collected $10.7 million in principal paydowns since
March 2007
☐No delinquencies or OTTI losses in the Alt A and Subprime portfolio
☐Held CMO’s with an amortized book value of $181.8 million issued by entities other than Government Sponsored Enterprises. These securities had a weighted average life of 5.2 years, an average credit quality of AAA and were paying down as expected; delinquencies were well below their credit support structure and no defaults.
☐Detailed portfolio holdings at September 30, 2008 and December 31, 2007 posted on our website (www.pmacapital.com)
Investment Portfolio
Comments- 9/30/08

PMA Insurance Group		Fee-based Business		Run-off Operations		Holding Company		Total	
September 30, 2008 [1]	$	12.89	$	1.36	$	0.06	$	(3.11)	$	11.20
December 31, 2007		13.09		0.99		0.30		(2.46)		11.92
Change in Book Value	$	(0.20)	$	0.37	$	(0.24)	$	(0.65)	$	(0.72)

1 Fee-based Business book value increased $0.23 as a result of the acquisition of
PMA Management Corp. of New England. The purchase price was funded by the
Holding Company.
PMA Capital
Book Value

❑ 2008 results through September detail execution of our
 business plan:
 ▪ Measured revenue growth at The PMA Insurance Group
 ▪ Diligent expense management
 ▪ Continued expansion of fee-based service platform
❑ Expecting profitable growth in workers’ compensation in
 2008
❑ Execution of 2008 plan should result in continued
 improvement in profitability of operations
❑ Expect a return on equity of between 5.5% and 6.5% on
 our ongoing businesses in 2008
❑ September 30, 2008 book value of $11.20 per share,
 compared to a current stock price (November 12) of $5.02